                                                                     EXHIBIT 4.1

                         [MOTHERNATURE.COM, INC. LOGO]

NUMBER                                                                    SHARES



             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                                                 SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS

                                                               CUSIP 61978K 10 5
THIS IS TO CERTIFY THAT


IS THE OWNER OF

   FULLY-PAID AND NON-ASESSABLE SHARES OF THE COMMON STOCK. PAR VALUE OF ONE
                              CENT($.01) EACH. OF

                             MOTHERNATURE.COM, INC.

transferable upon the books of the Corporation in person or by attorney upon surrender of this certificate duly endorsed or assigned. This certificate and the shares represented hereby are subject to the laws of The State of Delaware and the Certificate of Incorporation and By-laws of the Corporation, each as from time to time amended.

This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

/s/ Michael Bayer              [CORPORATE SEAL]               /s/ Michael Barach
    TREASURER                                                     PRESIDENT



                                                   COUNTERSIGNED AND REGISTERED:
                                        CHASEMELLON SHAREHOLDER SERVICES, L.L.C.
                                        BY:
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                             MOTHERNATURE.COM, INC.

     THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS A STATEMENT OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS, SUCH REQUEST MAY BE MADE TO THE CORPORATION OR THE TRANSFER AGENT.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -  as tenants in common                  UNIF GIFT MIN ACT-_____ Custodian ________
TEN ENT -  as tenants by the entireties                            (cost)           (Minor)
JT TEN  -  as joint tenants with right of        under Uniform Gifts to Minors
           Survivorship and not as tenants       Act _______________________
           in common                                        (State)

    Additional abbreviations may also be used though not in the above list.

For value received ______________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

(PLEASE PRINT OF TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OR ASSIGNEE)

of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ________________________________ Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated __________________

      (Signature)___________________________________________________________
      NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACT OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

      SIGNATURE(S) GUARANTEED:______________________________________________
      THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17 Ad-15.